                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3749

                          SCUDDER STATE TAX-FREE TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       09/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Massachusetts Tax-Free Fund

Semiannual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Massachusetts Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	2.39%	3.13%	3.14%	5.83%	5.44%
Class B	2.02%	2.37%	2.31%	4.98%	4.60%
Class C	2.02%	2.38%	2.32%	5.00%	4.62%
Lehman Brothers Municipal Bond Index+	2.80%	4.05%	4.18%	6.34%	6.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/05	$ 14.47	$ 14.46	$ 14.46
3/31/05	$ 14.46	$ 14.45	$ 14.45
Distribution Information: Six Months: Income Dividends as of 9/30/05	$ .2951	$ .2406	$ .2415
Capital Gains Distributions as of 9/30/05	$ .041	$ .041	$ .041
September Income Dividend	$ .0483	$ .0391	$ .0391
SEC 30-day Yield++ as of 9/30/05	3.30%	2.64%	2.65%
Tax Equivalent Yield++ as of 9/30/05	5.36%	4.29%	4.31%
Current Annualized Distribution Rate++ as of 9/30/05	4.06%	3.29%	3.29%

++ The SEC yield is net investment income per share earned over the month ended September 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	31	of	52	59
3-Year	32	of	51	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,849	$10,478	$12,676	$16,226
	Average annual total return	-1.51%	1.57%	4.86%	4.96%
Class B	Growth of $10,000	$9,942	$10,519	$12,652	$15,683
	Average annual total return	-.58%	1.70%	4.82%	4.60%
Class C	Growth of $10,000	$10,238	$10,713	$12,762	$15,715
	Average annual total return	2.38%	2.32%	5.00%	4.62%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,405	$11,307	$13,598	$18,018
	Average annual total return	4.05%	4.18%	6.34%	6.06%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/05
Scudder Massachusetts Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	2.52%	3.39%	3.37%	6.09%	5.72%
Class AARP	2.50%	3.35%	3.34%	6.09%	5.72%
Lehman Brothers Municipal Bond Index+	2.80%	4.05%	4.18%	6.34%	6.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/05	$ 14.46	$ 14.47
3/31/05	$ 14.45	$ 14.46
Distribution Information: Six Months: Income Dividends as of 9/30/05	$ .3102	$ .3124
Capital Gains Distributions as of 9/30/05	$ .041	$ .041
September Income Dividend	$ .0506	$ .0507
SEC 30-day Yield++ as of 9/30/05	3.66%	3.68%
Tax Equivalent Yield++ as of 9/30/05	5.95%	5.98%
Current Annualized Distribution Rate++ as of 9/30/05	4.26%	4.26%

++ The SEC yield is net investment income per share earned over the month ended September 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 3.56% for Class AARP shares had certain expenses not been reduced.

Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	52	38
3-Year	26	of	51	50
5-Year	10	of	47	21
10-Year	6	of	38	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,339	$11,046	$13,442	$17,443
	Average annual total return	3.39%	3.37%	6.09%	5.72%
Class AARP	Growth of $10,000	$10,335	$11,034	$13,439	$17,442
	Average annual total return	3.35%	3.34%	6.09%	5.72%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,405	$11,307	$13,598	$18,018
	Average annual total return	4.05%	4.18%	6.34%	6.06%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class AARP shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,023.90	$ 1,020.20	$ 1,020.20	$ 1,025.00	$ 1,025.20
Expenses Paid per $1,000*	$ 4.87	$ 8.71	$ 8.66	$ 3.76	$ 3.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.26	$ 1,016.44	$ 1,016.50	$ 1,021.36	$ 1,021.46
Expenses Paid per $1,000*	$ 4.86	$ 8.69	$ 8.64	$ 3.75	$ 3.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Massachusetts Tax-Free Fund	.96%	1.72%	1.71%	.74%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of Scudder Massachusetts Tax-Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you characterize conditions in the municipal bond market during the semiannual period ended September 30, 2005?

A:  Over the period, results for both the taxable and municipal bond markets were positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.80% for the six-month period ended September 30, 2005.1 This compared favorably with the broad taxable bond market, which returned 2.31% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in determining returns in this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the opposite effect. For the six months, the supply of municipal issues coming to market remained high, driven largely by refunding issues as municipalities sought to take advantage of low interest rates. This trend was especially evident in the Massachusetts market, which saw a number of large deals. On the demand side, institutions continued to support the market, including insurance companies despite concerns over the impact of Hurricane Katrina on these participants. Retail investors also finally began to exhibit some strengthening in interest during the period.

During the six-month period, the Federal Reserve Board (the Fed) continued to increase the federal funds rate, the benchmark short-term lending rate. The Fed acted on four occasions to increase short-term rates in increments of 0.25%, to the current level of 3.75%. This caused yields on shorter-term bonds, which are more sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At the same time, long-term interest rates actually fell slightly, as moderate growth continued to keep expectations for inflation in check. This meant that long-term bond prices held up relatively well over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced some continued flattening over the six-month period.3 On the municipal bond curve, yields on two-year issues increased by 0.20%, while bonds with 30-year maturities experienced a yield decrease of 0.14%, resulting in a total flattening of 0.34%. (See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal Bond Yield Curve (as of 3/31/05 and 9/30/05)

Maturity (in years)

Source: Municipal Market Data

Past performance is no guarantee of future results.

With respect to credit quality, the trend in the municipal market toward improved ratings remained in place over the period, as municipalities benefited from a growing economy nationally. Returns were generally highest among lower-quality issues, as yield spreads versus the AAA-rated market continued their tightening trend.

Q:  How did Scudder Massachusetts Tax-Free Fund perform for the semiannual period?

A:  Scudder Massachusetts Tax-Free Fund posted a return for the period of 2.39% (Class A shares, unadjusted for sales charges, which would reduce performance if included). This return compares with 2.80% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the six months was essentially in line with the 2.37% average of its peer group, the Lipper Massachusetts Debt Funds category.4 (Please see pages 3 through 8 for the performance of other share classes and more complete performance information.)

4 The Lipper Massachusetts Debt Funds category comprises funds that limit their assets to securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was 3.20% (52 funds), 5.57% (47 funds) and 5.18% (38 funds), respectively, as of 9/30/05.

Q:  How was the fund positioned and how did this positioning affect performance over the period?

A:  We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions. Over the period, we maintained a relatively defensive posture, meaning that we sought to avoid taking any undue credit or interest rate risk. This translated into an underweighting of both lower-quality and longer-maturity issues.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. However, lower-quality issues continued to outperform over the period as spreads narrowed even further, which held back fund returns.

A similar risk/reward analysis underlies the fund's positioning with respect to the maturities held. We do not attempt to predict the direction of interest rates, and instead we seek to maintain a neutral portfolio duration and corresponding sensitivity to interest rate changes. In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve that has occurred over the past year has significantly reduced the income advantage provided by longer-term issues. We believe that there is currently more value to be found among intermediate-term bonds and that while our relatively low exposure to longer-term issues has not helped our recent performance, we believe we are well-positioned for the next market cycle.

The fund's returns for the period benefited from the pre-refunding of a number of issues in the portfolio. When an issue is pre-refunded, a new bond is issued, and the proceeds are invested in Treasury securities until the call date of the issue being pre-refunded. This provides a boost to the credit quality of the pre-refunded issue, and the fund was well-positioned to benefit from this trend.

Q:  What is your current assessment of the Massachusetts economy and municipal bond market?

A:  We believe the fiscal health of Massachusetts remains sound and continued to show signs of improvement during the period. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. held its rating at Aa2 with a stable outlook.

Massachusetts carries a relatively high debt burden and faces many of the same challenges faced by other states, including rising health care and pension costs. However, the state has a diverse economy, with depth in areas including education, health care, technology and financial services. While the Massachusetts economy continues to recover at a slower pace than many states, the employment picture is improving and tax revenues are increasing. Among the contributors to the state's recovery are a strong housing market, a stabilization of employment levels in manufacturing, and increased growth in services.

It appears that Massachusetts will generate a substantial surplus in fiscal year 2005, following a similarly favorable 2004. We believe the state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one time revenue sources to offset ongoing costs. Massachusetts recently put the School Building Authority on separate footing by identifying a permanent funding source for its activities, a step we believe will help Massachusetts manage its budget. We continue to believe that the Massachusetts economy is on an upward course and that the outlook for the state's debt is positive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Diversification	9/30/05	3/31/05

Hospital/Health Revenue	16%	15%
Water and Sewer Revenue	15%	16%
State General Obligation/Lease	13%	12%
Sales/Special Tax	12%	14%
Other General Obligation/Lease	11%	15%
Port/Airport Revenue	6%	4%
Higher Education	6%	9%
Project Revenue	3%	3%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Miscellaneous Municipal	14%	8%
	100%	100%
Quality	9/30/05	3/31/05

AAA*	64%	70%
AA	14%	16%
A	9%	4%
BBB	5%	5%
B	1%	1%
Not Rated	7%	4%
	100%	100%

Diversification and quality are subject to change.

Weighted average quality: AA and AA, respectively.

* Includes cash equivalents

Effective Maturity	9/30/05	3/31/05

Less than 1 year	13%	18%
1-5 years	19%	8%
5-10 years	51%	52%
10-15 years	12%	11%
15 years or greater	5%	11%
	100%	100%

Effective maturity is subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 87.7%
Massachusetts 84.1%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,942,118
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	2,000,000	2,008,180
8.0%, 9/1/2035	1,000,000	994,270
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,929,399
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,030,006
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,443,191
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,080,243
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,393,031
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,929,025
5.5%, 9/1/2014	1,735,000	1,929,997
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,515,464
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,218,780
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (a)	640,000	658,246
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,039,270
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.0%, 7/1/2024	5,000,000	5,298,600
Series A, 5.25%, 7/1/2021	2,000,000	2,224,340
Series A, 5.75%, 7/1/2011	355,000	390,653
Series A, 5.75%, 7/1/2015	535,000	587,869
Series B, 6.2%, 3/1/2016	3,100,000	3,627,031
Massachusetts, Bay Transportation Authority, Certificate of Participation, 7.75%, 1/15/2006	200,000	202,642
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2021	5,000,000	5,634,150
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,710,465
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,803,650
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,312,225
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,930,067
6.75%, 5/1/2011	2,745,000	3,194,741
6.875%, 5/1/2014	1,300,000	1,572,441
Massachusetts, Higher Education Revenue, Development Finance Agency, Prerefunded, 5.75%, 7/1/2012	500,000	558,785
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,413,726
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,321,464
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,321,812
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,318,992
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,289,360
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (a)	500,000	543,985
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,836,083
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,771,281
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,040,130
5.625%, 9/1/2020	1,265,000	1,320,053
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,061,770
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,033,530
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (a)	2,100,000	2,210,712
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (a)	1,110,000	1,242,956
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,183,570
Series F, 5.75%, 7/1/2033	2,000,000	2,117,180
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,121,260
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,877,720
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General, Hospital, Series F, 6.25%, 7/1/2012 (a)	5,000,000	5,513,150
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,113,500
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,822,467
Series D, 6.35%, 7/15/2032	3,250,000	3,455,172
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,295,469
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,955,250
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	737,555
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,266,610
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,281,600
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	135,000	134,978
7.625%, 7/1/2026	2,750,000	2,775,465
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,804,400
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,915,000	4,013,462
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,476,400
Massachusetts, Sales & Special Tax Revenue, Bay Transportation Authority:
Series A, 5.25%, 7/1/2021	5,000,000	5,470,000
Series A, 5.25%, 7/1/2023	3,000,000	3,304,620
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,171,750
Series A, 5.5%, 12/15/2013	5,000,000	5,608,500
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,772,061
5.5%, 6/15/2014	7,000,000	7,498,400
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,251,387
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	950,000	1,005,841
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 144A, 7.875%, 1/15/2020*	1,000,000	1,250
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,961,322
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,514,750
Massachusetts, Special Obligation Revenue, Series A, 5.375%, 6/1/2019 (a)	10,000,000	10,982,700
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,406,328
Series C, 6.375%, 8/1/2014	1,000,000	1,105,180
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,381,600
Massachusetts, State General Obligation:
Series A, 5.0%, 3/1/2024 (a)	7,500,000	7,953,600
5.25%, 7/1/2020	6,270,000	7,050,740
Series D, 5.5%, 11/1/2016	500,000	569,740
Series D, 5.5%, 11/1/2019	4,325,000	4,965,359
Massachusetts, State General Obligation, Consolidated Loan:
Series E, Prerefunded, 5.25%, 1/1/2021 (a)	705,000	772,271
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,633,211
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,878,850
Massachusetts, State Port Authority Revenue, Series C, 5.0%, 7/1/2016 (a)	5,000,000	5,423,350
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,780
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,817,400
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Prerefunded, Series 7, 5.25%, 2/1/2014	1,295,000	1,420,654
Series 7, 5.25%, 2/1/2014	3,705,000	4,024,853
Prerefunded, Series 6, 5.625%, 8/1/2015	4,590,000	5,110,644
Series 6, 5.625%, 8/1/2015	120,000	132,179
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2018	2,000,000	2,399,520
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2023 (a)	10,000,000	10,715,400
Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,542,950
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,929,390
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	462,577
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	591,517
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	539,610
Series A, ETM, 5.3%, 7/1/2009	705,000	758,608
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,097,350
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	279,608
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	279,608
Massachusetts, University Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,172,140
Massachusetts, Water & Sewer Revenue, Water Authority Resource, Series J, 5.5%, 8/1/2021 (a)	10,000,000	11,561,300
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,102,650
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,638,850
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,456,858
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,710,055
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,622,547
Series A, 6.0%, 8/1/2012 (a)	2,485,000	2,794,010
Series A, 6.0%, 8/1/2013 (a)	1,000,000	1,124,350
Series A, 6.0%, 8/1/2014 (a)	1,400,000	1,574,090
Series A, 6.5%, 7/15/2019	3,110,000	3,762,696
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,251,008
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,647,671
5.25%, 1/15/2018 (a)	1,515,000	1,636,867
5.25%, 1/15/2019 (a)	1,470,000	1,586,409
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,304,968
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,641,995
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,116,600
5.75%, 10/15/2016 (a)	1,725,000	1,931,431
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,215,168
5.75%, 6/15/2013 (a)	2,500,000	2,749,250
5.75%, 6/15/2016 (a)	4,910,000	5,395,501
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,092,860
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,675,276
5.5%, 8/1/2016 (a)	1,685,000	1,875,641
Springfield, MA, Other General Obligation, Municipal Purpose Loan, 6.0%, 10/1/2014 (a)	1,955,000	2,162,738
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,382,850
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	2,580,000	2,850,565
5.625%, 8/15/2013 (a)	2,575,000	2,845,040
5.625%, 8/15/2014 (a)	2,575,000	2,851,143
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,307,565
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,379,287
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,340,960
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (a)	1,150,000	1,239,309
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,259,666
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,420,709
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	785,412
		383,115,834
Puerto Rico 3.6%
Puerto Rico, Childrens Trust Fund, Tobacco Settlement Revenue, 5.5%, 5/15/2039	5,000,000	5,184,850
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,189,827
Series Y, 6.25%, 7/1/2014	145,000	168,534
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a)	5,000,000	5,832,000
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,855,550
		16,230,761
Total Municipal Bonds and Notes (Cost $372,779,070)		399,346,595

Municipal Inverse Floating Rate Notes 11.2%
Massachusetts 10.9%
Massachusetts, Airport Revenue, Port Authority, Inverse Floater, AMT, 144A, 13.35%, 1/1/2016 (a)	2,500,000	3,090,225
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Inverse Floater, Series 674, 144A, 12.46%, 7/1/2016 (a)	5,397,500	7,328,671
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 144A, 8.012%, 7/1/2011 (a)	4,195,000	4,781,587
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 144A, 8.012%, 7/1/2012 (a)	805,000	917,563
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 9.173%, 7/1/2013	930,000	1,102,943
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 9.173%, 7/1/2014	995,000	1,180,030
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 9.173%, 7/1/2015	1,065,000	1,264,805
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 9.423%, 7/1/2016	925,000	1,109,038
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 9.423%, 7/1/2017	775,000	926,001
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 7.923%, 7/1/2018	1,310,000	1,478,440
Massachusetts, Security Trust Certificates, Series 7002B, Inverse Floater, 144A, 7.76%, 6/1/2020 (a)	5,000,000	5,982,700
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, Inverse Floater, 144A, 8.25%, 1/1/2016 (a)	2,500,000	2,978,375
Massachusetts, State General Obligation, Rites-PA 1281, Inverse Floater, 7.0%, 11/1/2024 (a)	5,000,000	5,863,150
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Inverse Floater, Series 1008, 43.38%, 2/15/2013 (a)	675,000	1,692,765
Massachusetts, State Water Resources Authority, Series 799, Inverse Floater, 46.005%, 2/1/2015 (a)	500,000	1,244,400
Massachusetts, Water & Sewer Resources Authority, Series RR-II-R-252, Inverse Floater, 144A, 6.97%, 8/1/2021 (a)	6,585,000	7,654,140
University of Massachusetts, Building Authority Revenue, Inverse Floater, Series RR-II-R-381-1, 43.095%, 11/1/2019 (a)	500,000	1,237,000
		49,831,833
Puerto Rico 0.3%
Puerto Rico, Electric Power Authority Revenue, Series 866, Inverse Floater, 18.844%, 1/1/2013 (a)	1,350,000	1,320,408
Total Municipal Inverse Floating Rate Notes (Cost $46,254,186)		51,152,241
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $419,033,256)+	98.9	450,498,836
Other Assets and Liabilities, Net	1.1	5,157,493
Net Assets	100.0	455,656,329

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha	7.875%	1/15/2020	1,000,000	475,632	1,250

+ The cost for federal income tax purposes was $418,876,024. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $31,622,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,502,182 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $879,370.

(a) Bond is insured by one of these companies.

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	Ambac Financial Group	7.7
FGIC	Financial Guaranty Insurance Company	15.5
FSA	Financial Security Assurance, Inc.	12.0
MBIA	Municipal Bond Insurance Association	16.7

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At September 30, 2005, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
10/13/2005 4/13/2017	11,500,000+	Fixed — 3.954%	Floating — BMA	(220,139)
11/17/2005 5/17/2017	18,500,000++	Fixed — 4.733%	Floating — LIBOR	186,349
11/25/2005 5/24/2017	6,600,000+++	Fixed — 4.609%	Floating — LIBOR	135,176
12/29/2005 6/29/2017	20,100,000+	Fixed — 4.457%	Floating — LIBOR	617,035
4/18/2006 4/18/2018	6,800,000++++	Fixed — 5.089%	Floating — LIBOR	(145,546)
7/19/2006 7/16/2019	8,000,000+++	Fixed — 4.831%	Floating — LIBOR	68,478
6/30/2006 6/30/2020	6,000,000+++++	Fixed — 4.610%	Floating — LIBOR	195,302
3/21/2006 3/21/2022	7,000,000++++	Fixed — 5.280%	Floating — LIBOR	(269,967)
Total net unrealized appreciation on open interest rate swaps				566,688

Counterparties:

+ Lehman Brothers, Inc.

++ Citibank, NA

+++ Morgan Stanley

++++ JPMorgan Chase Bank

+++++ Goldman Sachs Group, Inc.

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $419,033,256)	$ 450,498,836
Cash	805,481
Receivable for closed interest rate swaps	39,500
Interest receivable	6,412,103
Receivable for Fund shares sold	76,744
Unrealized appreciation on interest rate swaps	566,688
Other assets	68,892
Total assets	458,468,244
Liabilities
Distributions payable	207,885
Notes payable	1,700,000
Payable for Fund shares redeemed	533,488
Accrued management fee	213,940
Other accrued expenses and payables	156,602
Total liabilities	2,811,915
Net assets, at value	$ 455,656,329
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(11,174)
Net unrealized appreciation on: Investments	31,465,580
Swaps	566,688
Accumulated net realized gain (loss)	1,232,411
Paid-in capital	422,402,824
Net assets, at value	$ 455,656,329

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($18,049,900 ÷ 1,247,422 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.47
Maximum offering price per share (100 ÷ 95.50 of $14.47)	$ 15.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,295,751 ÷ 504,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,962,191 ÷ 412,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.46
Class AARP Net Asset Value, offering and redemption price(a) per share ($9,260,484 ÷ 640,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.46
Class S Net Asset Value, offering and redemption price(a) per share ($415,088,003 ÷ 28,685,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.47

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 11,818,040
Expenses: Management fee	1,392,169
Services to shareholders	124,763
Custodian and accounting fees	40,535
Distribution service fees	90,827
Auditing	32,940
Legal	14,587
Trustees' fees and expenses	8,058
Reports to shareholders	25,780
Registration fees	11,913
Interest expense	5,219
Other	55,564
Total expenses, before expense reductions	1,802,355
Expense reductions	(7,674)
Total expenses, after expense reductions	1,794,681
Net investment income	10,023,359
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,847,704
Swaps	(1,412,923)
1,434,781
Net unrealized appreciation (depreciation) during the period on: Investments	1,086,657
Swaps	(619,852)
466,805
Net gain (loss) on investment transactions	1,901,586
Net increase (decrease) in net assets resulting from operations	$ 11,924,945

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase Assets (Decrease) in Net	Six Months Ended September 30, 2005 (Unaudited)	Year Ended March 31, 2005
Operations: Net investment income	$ 10,023,359	$ 23,133,657
Net realized gain (loss) on investment transactions	1,434,781	2,163,948
Net unrealized appreciation (depreciation) on investment transactions during the period	466,805	(15,274,183)
Net increase (decrease) in net assets resulting from operations	11,924,945	10,023,422
Distributions to shareholders from: Net investment income: Class A	(398,682)	(955,717)
Class B	(123,514)	(280,780)
Class C	(100,362)	(235,466)
Class AARP	(201,732)	(451,188)
Class S	(9,182,900)	(21,227,739)
Net realized gains: Class A	(55,647)	(100,656)
Class B	(21,073)	(35,231)
Class C	(16,939)	(29,018)
Class AARP	(1,214,089)	(2,085,479)
Class S	(26,965)	(44,133)
Fund share transactions: Proceeds from shares sold	23,612,350	45,926,730
Reinvestment of distributions	6,959,785	15,533,648
Cost of shares redeemed	(49,325,797)	(102,535,455)
Redemption fees	14	8
Net increase (decrease) in net assets from Fund share transactions	(18,753,648)	(41,075,069)
Increase (decrease) in net assets	(18,170,606)	(56,497,054)
Net assets at beginning of period	473,826,935	530,323,989
Net assets at end of period (including accumulated distributions in excess of net investment income of $11,174 and $27,343, respectively)	$ 455,656,329	$ 473,826,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.46	$ 14.91	$ 14.80	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.30	.64	.65	.66	.53
Net realized and unrealized gain (loss) on investment transactions	.05	(.37)	.11	.71	(.19)
Total from investment operations	.35	.27	.76	1.37	.34
Less distributions from: Net investment income	(.30)	(.65)	(.65)	(.66)	(.53)
Net realized gain on investment transactions	(.04)	(.07)	—	(.01)	—
Total distributions	(.34)	(.72)	(.65)	(.67)	(.53)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.47	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Total Return (%)[c]	2.39**	1.56	5.25[d]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20	20	14	3
Ratio of expenses before expense reductions (%)	.96*	.94	.97	.97	1.02*
Ratio of expenses after expense reductions (%)	.96*	.94	.95	.97	1.02*
Ratio of net investment income (%)	4.04*	4.40	4.40	4.51	4.69*
Portfolio turnover rate (%)	34*	34	25	37	30

[a] For the six months ended September 30, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended March 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.79	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.24	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.05	(.37)	.11	.70	(.19)
Total from investment operations	.29	.16	.64	1.24	.25
Less distributions from: Net investment income	(.24)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.04)	(.07)	—	(.01)	—
Total distributions	(.28)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.46	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Total Return (%)[c]	2.02**	.81	4.39[d]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	8	7	2
Ratio of expenses before expense reductions (%)	1.72*	1.69	1.80	1.80	1.82*
Ratio of expenses after expense reductions (%)	1.72*	1.69	1.77	1.80	1.82*
Ratio of net investment income (%)	3.28*	3.65	3.58	3.68	3.89*
Portfolio turnover rate (%)	34*	34	25	37	30

[a] For the six months ended September 30, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended March 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.24	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.05	(.37)	.10	.70	(.18)
Total from investment operations	.29	.16	.63	1.24	.26
Less distributions from: Net investment income	(.24)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.04)	(.07)	—	(.01)	—
Total distributions	(.28)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.46	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Total Return (%)[c]	2.02**	.81	4.34[d]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	7	4	1
Ratio of expenses before expense reductions (%)	1.71*	1.68	1.78	1.79	1.79*
Ratio of expenses after expense reductions (%)	1.71*	1.68	1.75	1.79	1.79*
Ratio of net investment income (%)	3.29*	3.66	3.60	3.69	3.92*
Portfolio turnover rate (%)	34*	34	25	37	30

[a] For the six months ended September 30, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended March 31,	2005[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.32	$ 13.71
Income (loss) from investment operations: Net investment income	.31	.67	.69	.69	.71	.34
Net realized and unrealized gain (loss) on investment transactions	.05	(.38)	.10	.70	(.21)	.61
Total from investment operations	.36	.29	.79	1.39	.50	.95
Less distributions from: Net investment income	(.31)	(.67)	(.69)	(.69)	(.71)	(.34)
Net realized gain (loss) on investment transactions	(.04)	(.07)	—	(.01)	—	—
Total distributions	(.35)	(.74)	(.69)	(.70)	(.71)	(.34)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 14.46	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.32
Total Return (%)	2.50d**	1.75[d]	5.42	9.94	3.58	6.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	10	9	2	1
Ratio of expenses before expense reductions (%)	.79*	.76	.74	.74	.74	.76*
Ratio of expenses after expense reductions (%)	.74*	.74	.74	.74	.74	.76*
Ratio of net investment income (%)	4.26*	4.60	4.61	4.74	4.91	4.95*
Portfolio turnover rate (%)	34*	34	25	37	30	34

[a] For the six months ended September 30, 2005 (Unaudited).

[b] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to March 31, 2001.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

*** Amount is less than $.005.

Class S
Years Ended March 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.46	$ 14.90	$ 14.80	$ 14.10	$ 14.33	$ 13.61
Income (loss) from investment operations: Net investment income	.31	.68	.68	.69	.71	.69
Net realized and unrealized gain (loss) on investment transactions	.05	(.37)	.11	.71	(.23)	.72
Total from investment operations	.36	.31	.79	1.40	.48	1.41
Less distributions from: Net investment income	(.31)	(.68)	(.69)	(.69)	(.71)	(.69)
Net realized gains on investment transactions	(.04)	(.07)	—	(.01)	—	—
Total distributions	(.35)	(.75)	(.69)	(.70)	(.71)	(.69)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 14.47	$ 14.46	$ 14.90	$ 14.80	$ 14.10	$ 14.33
Total Return (%)	2.52**	1.84	5.42	10.10	3.36	10.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	415	431	485	523	483	488
Ratio of expenses, before expense reductions (%)	.72*	.70	.74	.74	.74	.76[c]
Ratio of expenses, after expense reductions (%)	.72*	.70	.74	.74	.74	.75[c]
Ratio of net investment income (%)	4.28*	4.63	4.61	4.74	4.91	4.97
Portfolio turnover rate (%)	34*	34	25	37	30	34

[a] For the six months ended September 30, 2005 (Unaudited).

[b] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

* Annualized ** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $79,013,323 and $104,363,072, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.

Effective October 1, 2003 through July 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.73% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended September 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2005
Class A	$ 3,176	$ —	$ 1,597
Class B	1,878	—	814
Class C	1,084	—	501
Class AARP	5,217	2,150	476
Class S	68,792	—	35,897
	$ 80,147	$ 2,150	$ 39,285

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended September 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $34,324, of which $2,953 is unpaid at September 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Class B	$ 28,149	$ 4,575
Class C	22,795	3,670
	$ 50,944	$ 8,245

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2005	Annualized Effective Rate
Class A	$ 23,968	$ 3,114.24%
Class B	8,776	972.23%
Class C	7,139	940.23%
	$ 39,883	$ 5,026

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2005 aggregated $2,872.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2005, the CDSC for Class B and C shares aggregated $10,243 and $199, respectively. A deferred sales charge of up to 1% is asserted on certain redemptions of Class A shares. For the six months ended September 30, 2005, SDI received $5,920.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended September 30, 2005, the amount charged to the Fund by DeIM included in the report to shareholders aggregated $16,320, of which $7,080 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended September 30, 2005, the Advisor agreed to reimburse the Fund $3,025, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended September 30, 2005, the custodian fee was reduced by $2,499 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $1,700,000 was outstanding. Interest expense incurred on the borrowings amounted to $5,219 for the six months ended September 30, 2005. The average dollar amount of the borrowings was $2,613,158 and the weighted average interest rate on these borrowings was 3.97%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold			Shares sold
Class A	213,156	$ 3,107,347	370,245	$ 5,388,110
Class B	7,650	111,259	45,587	664,163
Class C	18,092	263,575	90,183	1,319,338
Class AARP	36,306	530,854	90,219	1,319,608
Class S	1,341,444	19,599,315	2,558,632	37,235,511
		$ 23,612,350		$ 45,926,730
Shares issued to shareholders in reinvestment of distributions
Class A	24,911	$ 363,677	60,158	$ 878,451
Class B	6,720	98,065	14,414	210,290
Class C	6,228	90,881	13,881	202,553
Class AARP	9,605	140,155	21,117	308,121
Class S	429,281	6,267,007	954,493	13,934,233
		$ 6,959,785		$ 15,533,648
Shares redeemed
Class A	(371,279)	$ (5,416,044)	(408,726)	$ (5,973,044)
Class B	(30,441)	(442,963)	(60,909)	(886,967)
Class C	(37,069)	(540,777)	(117,808)	(1,721,632)
Class AARP	(55,784)	(812,070)	(159,780)	(2,336,723)
Class S	(2,888,501)	(42,113,943)	(6,277,253)	(91,617,089)
		$ (49,325,797)		$ (102,535,455)
Redemption fees		$ 14		$ 8
Net increase (decrease)
Class A	(133,212)	$ (1,945,020)	21,677	$ 293,517
Class B	(16,071)	(233,639)	(908)	(12,514)
Class C	(12,749)	(186,321)	(13,744)	(199,741)
Class AARP	(9,873)	(141,061)	(48,444)	(708,994)
Class S	(1,117,776)	(16,247,607)	(2,764,128)	(40,447,337)
		$ (18,753,648)		$ (41,075,069)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three, five and ten year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund underperformed its benchmark in the one, three, five and ten year periods ended June 30, 2005. The Board believes that the Fund's long-term performance is commensurate with the amount of risk taken by its investment personnel and notes approvingly that the Fund is ranked five stars by Morningstar.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	811184-803	811184-886	811184-878
Fund Number	412	612	712

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMAFX	SCMAX
Fund Number	112	012
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Massachusetts Tax Free Fund, a
                                    series of Scudder State Tax Free Trust

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Massachusetts Tax Free Fund, a
                                    series of Scudder State Tax Free Trust

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005